Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                    FRANCHISE FINANCE CORPORATION OF AMERICA
                    ----------------------------------------
                (Name of Registrant as Specified in Its Charter)


         ---------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)   Title of each class of securities to which transaction applies:
         2)   Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)   Proposed maximum aggregate value of transaction
         5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
         2)   Form, Schedule or Registration Statement No.:
         3)   Filing Party:
         4)   Date Filed:

                                                                PRELIMINARY COPY






[GRAPHIC OMITTED]                                      FRANCHISE FINANCE
                                                       CORPORATION OF AMERICA



--------------------------------------------------------------------------------
                                    NOTICE OF
                                      1996
                                 ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT
--------------------------------------------------------------------------------







                                 ANNUAL MEETING
                                   TO BE HELD
                                   MAY 8, 1996

                                                                PRELIMINARY COPY







[GRAPHIC OMITTED]                                      FRANCHISE FINANCE
                                                       CORPORATION OF AMERICA
 17207 NORTH PERIMETER DRIVE
 SCOTTSDALE, ARIZONA  85255-5402



Dear Shareholder:

         On behalf of the Board of Directors, I cordially invite you to attend the 1996 Annual Meeting of Shareholders of Franchise Finance Corporation of America to be held at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona on May 8, 1996 at 10:00 a.m. local time.

         The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

         Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.

                                 Sincerely,

                                 /s/ Morton H. Fleischer
                                 -----------------------
March 29, 1996                   Morton H. Fleischer, President, Chief Executive
                                 Officer and Chairman of the Board

                                                                PRELIMINARY COPY



[GRAPHIC OMITTED]                                      FRANCHISE FINANCE
                                                       CORPORATION OF AMERICA
17207 NORTH PERIMETER DRIVE
SCOTTSDALE, ARIZONA  85255-5402



--------------------------------------------------------------------------------
                  NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 1996
--------------------------------------------------------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Franchise Finance Corporation of America (the "Company") will be held on Wednesday, May 8, 1996 at 10:00 a.m. local time, at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona for the following purposes:

         1.       To elect ten directors to the Board of Directors.

         2. To consider and vote upon a proposal to amend and restate the Company's Restated Certificate of Incorporation which would, among other things, authorize the issuance of 50,000,000 shares of preferred stock.

         3. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1996.

         4. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

         Only shareholders of record at the close of business on March 15, 1996 are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

         You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage paid, return-addressed envelope provided for that purpose. By returning your Proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior proxy and vote in person as set forth in the Proxy Statement.

         THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

                             By Order of the Board of Directors

                             /s/ Christopher H. Volk
                             ------------------------------
                             Christopher H. Volk, Secretary
Scottsdale, Arizona
Dated:  March 29, 1996

                    FRANCHISE FINANCE CORPORATION OF AMERICA
                           17207 North Perimeter Drive
                            Scottsdale, Arizona 85255

     -----------------------------------------------------------------------


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             To be held May 8, 1996

     -----------------------------------------------------------------------



                               GENERAL INFORMATION


         This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Franchise Finance Corporation of America, a Delaware corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona, on May 8, 1996 at 10:00 a.m. local time, and at any and all postponements or adjournments thereof (collectively referred to herein as the "Meeting"). This Proxy Statement, the accompanying form of proxy (the "Proxy") and the Notice of Annual Meeting will be first mailed or given to the Company's shareholders on or about March 29, 1996.

         Because many of the Company's shareholders may be unable to attend the Meeting in person, the Board solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to: (i) read this Proxy Statement carefully; (ii) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and (iii) sign, date and return the Proxy by mail in the postage-paid, return addressed envelope provided for that purpose.

         All shares of the Company's common stock, $.01 par value per share (the "Shares"), represented by properly executed and valid Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by the Proxies will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date or by giving written notice of revocation to the Company at the Company's address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Meeting to be effective.

                                     VOTING

         Only persons holding Shares of record at the close of business on March 15, 1996 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. On the Record Date there were 40,350,863 Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the Company's shareholders at the Meeting. The presence, in person or by proxy, of holders of a majority of Shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

         The election of each director nominee requires the affirmative vote of a plurality of the Shares cast in the election of directors. An affirmative vote of a majority of the votes cast at the Meeting is required for approval of all other items being submitted to the shareholders for their consideration.

         Those Shares present, in person or by proxy, including Shares as to which authority to vote on any proposal is withheld, Shares abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's Shares on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum. Each will be tabulated separately.

         Brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on all proposals contained in this Proxy except such brokers cannot vote on the proposal to approve the amendment to and restatement of the Company's Restated Certificate of Incorporation.

         Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         Votes  cast  by  proxy  will  be  tabulated  by  an  automated   system
administered by Gemisys Transfer Agents, the Company's transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the independent persons appointed by the Company to act as election inspectors for the Meeting.


                                 PROPOSAL NO. 1


                              ELECTION OF DIRECTORS

         It is intended that the Shares represented by properly executed Proxies will be voted to elect the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board and all of the nominees have indicated a willingness to serve as a director if re-elected. If elected, each nominee will serve until the 1997 Annual Meeting of Shareholders or until his earlier removal or resignation. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board.

         There are no arrangements or understandings between or among any of the officers or directors and any other person pursuant to which any officer or director was selected as such. There are no family relationships among any directors and executive officers of the Company.

         The affirmative vote of a plurality of the Shares present or represented to vote at the Meeting is necessary to elect each director nominee. Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

   THE BOARD RECOMMENDS THAT SHAREHOLDERS GRANT AUTHORITY FOR THE ELECTION OF
                     THE NOMINEES TO THE BOARD OF DIRECTORS


Directors

         The following table sets forth certain information with respect to the directors of the Company (all of whom are nominees for re-election):

                        Principal Occupation or Employment
                                 During the Past                 Director of the
Name and Age            Five Years; Other Directorships           Company Since
------------            -------------------------------           -------------

Morton H. Fleischer   Director,    Chairman   of   the   Board,    June 22, 1993
(59)                  President and Chief Executive  Officer of
                      the  Company.  Mr.  Fleischer  previously
                      served as the President,  Chief Executive
                      Officer and director of Franchise Finance
                      Corporation  of  America  I,  a  Delaware
                      corporation  ("FFCA  I")  (a  predecessor
                      corporation  of the  Company)  since  its
                      formation  in  1980.  Mr.  Fleischer  has
                      acted as an  individual  general  partner
                      (or   general   partner  of  the  general
                      partner)  of the  eleven  public  limited
                      partnerships  that were  consolidated  to
                      form the Company.  In  addition,  he is a
                      general  partner (or  general  partner of
                      the  general  partner)  in the  following
                      public   limited    partnerships    whose
                      investments     are    set    forth    in
                      parentheticals:    Participating   Income
                      Properties  1986, L.P. ("PIP 86") (travel
                      plazas);  Participating Income Properties
                      II, L.P. (travel  plazas);  Participating
                      Income Properties III Limited Partnership
                      (travel    plazas);    Guaranteed   Hotel
                      Investors  1985, L.P.  ("GHI")  (hotels);
                      and   Scottsdale   Land   Trust   Limited
                      Partnership   ("SLT")   (commercial  land
                      development).

Robert W. Halliday    Director  and  Chairman  Emeritus  of the    June 22, 1993
(76)                  Board  of  the  Company.   Mr.   Halliday
                      previously  served as the Chairman of the
                      Board   of   the   Company    since   its
                      organization  and  of  FFCA I  since  its
                      formation  in  1980.   He  is  a  limited
                      partner of the general partner of PIP 86,
                      GHI and SLT, and has served as a director
                      of several  publicly  held  American  and
                      Canadian   companies,   including   Great
                      Pacific  Corporation,  Mitchell  Energy &
                      Development  Corporation,  Boise  Cascade
                      Corporation and Jim Pattison Enterprises.

Willie R. Barnes      Corporate  and  securities  law attorney.   March 14, 1995
(64)                  Mr.  Barnes has been a partner in the law
                      firm of  Musick,  Peeler & Garrett  since
                      September  1992.  He was a partner in the
                      law  firm  of  Katten,   Muchin  Zavis  &
                      Weitzman  and  predecessor  entities from
                      March 1991 to January 1992, and a partner
                      in the law firm of Wyman Bautzer Kuchel &
                      Silbert  from January 1989 to March 1991.
                      He  is  a  member  of  the  Business  Law
                      Section of the American Bar  Association,
                      in  addition  to  other  committees.  Mr.
                      Barnes was appointed as the  Commissioner
                      of   Corporations   for  the   State   of
                      California in 1975 and is a member of the
                      California Senate Commission on Corporate
                      Governance,    Shareholder   Rights   and
                      Securities Transactions. He is currently a director and secretary of American
                      Shared Hospital Services.

William C. Foxley     President of Foxley Cattle Company.  From   August 1, 1994
(61)                  1983 to  1993,  Mr.  Foxley  served  as a
                      consultant   to  a  group  of  investment
                      limited  partnerships  managed  by Bridge
                      Capital of Teaneck, New Jersey. He is currently Chairman of the Board of the Museum of Western Art in Denver and a director of the Buffalo Bill Historical
                      Center in Cody, Wyoming.

Donald C. Hannah      Chairman and Chief  Executive  Officer of   August 1, 1994
(63)                  U.S.  Properties,  Inc.  Mr.  Hannah is a
                      member    of   the    Chief    Executives
                      Organization  and the  World  Presidents'
                      Organization, and is a director of the Precision Standard Corporation (NASDAQ), the Samoth Capital Corporation and the Marine Resources Foundation.

                        Principal Occupation or Employment
                                 During the Past                 Director of the
Name and Age            Five Years; Other Directorships           Company Since
------------            -------------------------------           -------------

Dennis E. Mitchem     An  independent  management  consultant toJanuary 29, 1996
                      the  public   accounting  firm  of  Arthur
                      Anderson  LLP,   serving  as  its  project
                      manager for its USAID Local  Privatization
                      Center Task Order in Russia.  From 1992 to
                      1994, he was Managing  Director of CAJV, a
                      joint venture  between Arthur Andersen LLP
                      and Castillo  Company,  Inc.,  and managed
                      the Denver, Colorado, financial processing
                      center    of    the    Resolution    Trust
                      Corporation. From 1954 to June 1993, he was employed by Arthur Andersen LLP, where he became a partner in 1967 and retired as a senior partner in June 1993.

Louis P. Neeb         President  of Neeb  Enterprises,  Inc.,  a  August 1, 1994
(56)                  restaurant  consulting  firm. Mr. Neeb has
                      served  as the  Chairman  of the Board and
                      Chief   Executive   Officer  of  Casa  Ole
                      Restaurants,  Inc.  since October 1995. He
                      was President and Chief Executive  Officer
                      of Spaghetti Warehouse, Inc., from 1991 to
                      January 1994 and  President of Geest Foods
                      USA  from  September  1989 to  June  1991,
                      prior to which he served as President  and
                      Chief  Executive  Officer  of Taco  Villa,
                      Inc.  Mr.  Neeb  spent ten years  with the
                      Pillsbury  Company  in  various  positions
                      which included:  Executive Vice President,
                      Pillsbury;  Chairman of the Board,  Burger
                      King;   and   President,   Steak   'N  Ale
                      Restaurants. Mr. Neeb is also a director of ShowBiz Pizza Time, Inc. and Silver
                      Diner Development Inc. and was previously a director of On the Border Cafes, Inc.

Kenneth B. Roath      Chairman and Chief  Executive  Officer of   August 1, 1994
(60)                  Health Care Property  Investors,  Inc., a
                      real estate investment trust organized in 1985 to invest, on a net lease basis, in health care properties. Mr. Roath is the past Chairman of the National Association of Real Estate Investment Trusts, Inc.
                      ("NAREIT"), and is currently a member of the Executive Committee and the Board of Governors of NAREIT.

Wendell J. Smith      President of W.J.S.  & Associates,  which   August 1, 1994
(63)                  was established by Mr. Smith in 1984 as a
                      consultant  to pension  funds and pension
                      fund real estate advisors. Mr. Smith also
                      serves as a director of Shurgard  Storage
                      Centers (NYSE), a real estate  investment
                      trust organized to invest in self-storage
                      facilities,  and Real  Estate  Investment
                      Trust  of  California,  a  company  which
                      invests  in  apartments   and  commercial
                      properties.  He  retired in 1991 from the
                      State  of  California   Public  Employees
                      Retirement System  ("CALPERS"),  after 27
                      years of employment  during which time he
                      had  responsibility  for all real  estate
                      equities  and mortgage  acquisitions  for
                      CALPERS.  Mr. Smith previously  served on
                      the Western and National  Advisory Boards
                      of   the   Federal   National    Mortgage
                      Association and the Advisory Board of the Center for Real Estate Research at the
                      University of California.

                        Principal Occupation or Employment
                                 During the Past                 Director of the
Name and Age            Five Years; Other Directorships           Company Since
------------            -------------------------------           -------------

Casey J. Sylla        Senior Vice President and Chief Investment August 1, 1994
(52)                  Officer  of  Allstate  Insurance  Company.
                      From 1992 until July 1995,  Mr.  Sylla was
                      an  executive  officer and vice  president
                      and head of the  Securities  Department of
                      The  Northwestern  Mutual  Life  Insurance
                      Company.   From  1989  to  1991,   he  was
                      President   of  FFCA   Fiduciary   Capital
                      Corporation   ("FCC"),   which   was   the
                      managing general partner of FFCA Fiduciary
                      Capital Management Company ("FCM"),  which
                      was the  managing  general  partner of and
                      investment  advisor to  Fiduciary  Capital
                      Partners,   L.P.   ("FCP")  and  Fiduciary
                      Capital Pension Partners,  L.P.  ("FCPP").
                      Mr.  Fleischer  was  formerly  a  majority
                      shareholder   of  FCC  and  an  individual
                      general partner of FCM. During the period from 1989 to 1991, Mr. Sylla also served as Chief Investment Officer of FCP and
                      FCPP and Co-Chairman of the Advisory Board of FCM.


Board Meetings

         The Board held seven (7) meetings during the fiscal year ended December 31, 1995. The Board also took action three (3) times by unanimous written consent. During a director's tenure, no director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board during 1995; and (ii) the total number of meetings held by all committees of the Board on which he served during 1995.

Committees of the Board

         Audit Committee. The current members of the Audit Committee are Kenneth
B. Roath, Chairman, Wendell J. Smith and Willie R. Barnes. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held three (3) meetings in 1995.

         Executive Committee. The current members of the Executive Committee are Messrs. Morton Fleischer, Chairman, Robert W. Halliday and Donald C. Hannah. The Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally exercise all other powers of the Board except as prohibited by law. The Executive Committee held no meetings in 1995 and took action three (3) times by unanimous written consent.

         Compensation Committee. The current members of the Compensation Committee are Messrs. Casey J. Sylla, Chairman, Louis P. Neeb and William C. Foxley. The Compensation Committee, among other things, advises the Board on all matters pertaining to compensation programs and policies, establishes guidelines for employee incentive and benefit programs, makes specific recommendations to the Board relating to salaries of officers and all incentive awards and administers the Company's 1995 Stock Option and Incentive Plan. The Compensation Committee held five (5) meetings in 1995.

         The Board does not presently have a separate nominating committee, the function of which is handled by the Board as a whole.

Compensation of Directors

         The Company pays an annual fee of $30,000 to its Independent Directors (i.e., directors who are not employees of the Company or its affiliates). In 1995, the Independent Directors received 20% of such annual fee in non-qualified stock options to purchase Shares based upon the Black-Scholes option pricing model. The Independent Directors agreed to use at least one-half of their remaining annual fees received from the Company for open market purchases of common stock of the Company. Messrs. Barnes, Foxley, Hannah, Neeb, Roath, Smith and Sylla each received options to purchase 2,927 Shares at $19.75 per Share, the fair market value of the Shares on May 15, 1995, the date of grant. These options are exercisable when granted.

         Directors who are employees of the Company are not paid director's fees. The Company also reimburses directors for travel expenses incurred in connection with their activities on behalf of the Company. In addition, each director receives $500 for each committee meeting the director attends, with the chairman of the respective committee receiving $1,000 for each committee meeting.

Executive Officers

         Set forth below is certain information regarding the executive officers of the Company, including age, principal occupation during the last five years and the date each became an executive officer of the Company.

                                                               Executive Officer
                                                                      of
Name/Age                        Present Executive Office       the Company Since
--------                        ------------------------       -----------------

Morton H. Fleischer    Chairman  of the  Board,  President  and    June 22, 1993
(59)                   Chief Executive  Officer of the Company.
                       More detailed information  regarding Mr.
                       Fleischer's business experience is set forth under "Directors."

John R. Barravecchia   Executive    Vice    President,    Chief     June 1, 1994
(40)                   Financial    Officer,    Treasurer   and
                       Assistant  Secretary.  Mr.  Barravecchia
                       previously   served   as   Senior   Vice
                       President,  Chief Financial  Officer and
                       Treasurer  of the  Company  from June 1,
                       1994 until July 28, 1995,  and as Senior
                       Vice  President  of FFCA I from  October
                       1989  until  June 1,  1994.  He was Vice
                       President and Chief Financial Officer of
                       FFCA I from  December 1986 until October
                       1989, and served as a director of FFCA I
                       from  March  1993  until  June 1,  1994.
                       Prior   to    joining    FFCA   I,   Mr.
                       Barravecchia was associated with the international public accounting firm of
                       Arthur Andersen LLP.

Christopher H. Volk    Executive    Vice    President,    Chief     June 1, 1994
(39)                   Operating  Officer  and  Secretary.  Mr.
                       Volk  previously  served as Senior  Vice
                       President-Underwriting  and  Research of
                       the Company from June 1, 1994 until July
                       28,   1995,   and  as  Vice   President-
                       Research  of  FFCA I from  October  1989
                       until  June  1,   1994.   He  served  as
                       director of FFCA I from March 1993 until
                       June 1, 1994. Prior to joining FFCA I in
                       1986,  Mr.  Volk was  employed  with the
                       National Bank of Georgia, where his last
                       position was  Assistant  Vice  President
                       and    Senior    Credit    Officer    in
                       Correspondent  Banking.  Mr.  Volk  is a
                       member of NAREIT and currently serves as
                       co-chair   of   its   Public   Relations
                       Committee.

                                                               Executive Officer
                                                                      of
Name/Age                        Present Executive Office       the Company Since
--------                        ------------------------       -----------------

Robin L. Roach         Senior Vice President-Corporate Finance.     June 1, 1994
(43)                   Mr.  Roach  previously  served as Senior
                       Vice President-Portfolio  Management and
                       Operations  of the Company  from June 1,
                       1994  until  November  3,  1995,  and as
                       Executive  Vice President of FFCA I from
                       December  1986 until  June 1,  1994.  On
                       March  13,  1992,   Mr.  Roach  filed  a
                       petition for relief under the federal bankruptcy laws; an order of discharge was subsequently entered.

Dennis L. Ruben        Senior   Vice   President   and  General     June 1, 1994
(42)                   Counsel.  Mr. Ruben previously served as
                       an attorney and counsel of FFCA I from March 1991 until June 1, 1994. Prior to joining FFCA I, Mr. Ruben was a partner with the national law firm of Kutak
                       Rock.

Stephen G. Schmitz     Senior Vice President-Corporate Finance.     May 31, 1995
(41)                   Mr. Schmitz previously served in various
                       positions  as an  officer of FFCA I from
                       1986 to June 1,  1994.  Prior to joining
                       the   Company,   Mr.   Schmitz   was   a
                       commercial lender with Mellon Bank in Pittsburgh, where his last position was Vice-President and Section Manager.

Catherine F. Long      Vice    President-Finance,     Principal     June 1, 1994
(39)                   Accounting Officer,  Assistant Secretary
                       and   Assistant   Treasurer.   Ms.  Long
                       previously      served      as      Vice
                       President-Finance  of  FFCA I from  June
                       1990 until June 1, 1994.  From  December
                       1978  to  May   1990,   Ms.   Long   was
                       associated with the international public accounting firm of Arthur Andersen LLP.



                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the compensation awarded to, earned by, or paid to (i) the Company's Chief Executive Officer ("CEO") during 1995 and the pro rata partial payments received by the CEO during 1994 (from June 1, 1994 to December 31, 1994) following the Consolidation on June 1, 1994, and (ii) the Company's other four most highly compensated executive officers whose total annual compensation exceeded $100,000 during 1995 (the "Named Executive Officers") and the pro rata partial payments received by the Named Executive Officers during 1994 following the Consolidation.

                                              SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                               ANNUAL COMPENSATION                    COMPENSATION
                                               -------------------                    ------------

                                                                                        Awards
                                                                                        ------

                                                                   Other              Securities
Name and Principal                                                 Annual             Underlying            All Other
   Positions                Year        Salary($)  Bonus($)(1)  Compensation($)       Options(#)         Compensation(2)
   ---------                ----        ---------  -----------  ---------------       ----------         ---------------

Morton H. Fleischer         1995       $400,000     $250,000        -0-                     -0-                 -0-
 Director, Chairman of      1994       $400,000(3)  $116,667        -0-                     -0-                 -0-
 the Board,President
 and Chief Executive
 Officer

Christopher H. Volk         1995       $180,122     $125,000        -0-                 138,000              $9,000
 Executive Vice             1994       $165,000(4)  $,48,125        -0-                   -0-                $2,045
 President,Chief
 Operating Officer,
 Secretary

John R. Barravecchia        1995       $180,122     $100,000        -0-                 138,000              $9,000
 Executive Vice             1994       $165,000(4)  $ 48,125        -0-                     -0-              $2,080
 President, Chief
 Financial Officer,
 Treasurer and Assistant
 Secretary

Stephen G. Schmitz          1995       $151,917     $100,000        -0-                 138,000              $7,825
 Senior Vice                1994       $100,000(5)  $ 23,333        -0-                     -0-              $1,500
 President,
     Corporate Finance

Robert W. Halliday          1995       $200,000     $ 50,000        -0-                     -0-                 -0-
 Former Chairman of the     1994       $200,000(6)  $ 58,333        -0-                     -0-                 -0-
 Board

---------------

(1) Bonus includes the amount of cash bonus earned and accrued (a) during the period from June 1, 1994 to December 31, 1995 and paid in January 1995 and
     (b) during the period from January 1, 1995 to December 31, 1995 and paid in January 1996.
(2) Amounts included in All Other Compensation represent matching Company contribution amounts received under the Company's 401(k) Plan.
(3) Received approximately $233,333 representing pro rata portion of annual salary paid by the Company from June 1, 1994 to December 31, 1994.
(4) Received approximately $96,250 representing pro rata portion of annual salary paid by the Company from June 1, 1994 to December 31, 1994.
(5) Received approximately $58,333 representing pro rata portion of annual salary paid by the Company from June 1, 1994 to December 31, 1994
(6) Received approximately $116,667 representing pro rata portion of annual salary paid by the Company from June 1, 1994 to December 31, 1994.

    The foregoing compensation tables do not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company makes available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer and of the group listed in the above table is less than the lesser of
(a) ten percent of the cash compensation paid to each such executive officer or to the group, respectively, or (b) $50,000, or $50,000 times the number of individuals in the group, as the case may be, is not included in such table.

Compensation Pursuant to Plans

         401(k) Plan. The Company has adopted a defined contribution savings plan (the "401(k) Plan") to provide retirement income to employees of the Company, including the executive officers referred to in the Summary Compensation Table. The 401(k) Plan is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and incorporates features permitted under Section 401(k) of the Code.

         The 401(k) Plan covers all employees who have completed six months of service. Participants can elect to contribute up to 15% of annual compensation on a pre-tax basis. The Company provides a 100% matching contribution, in the Company's common stock, up to 6% of annual compensation.

         All participant contributions are fully vested as soon as they are made. Company contributions are subject to a vesting schedule and are 100% vested after six years of service. In determining the years of service, the Company includes the time a participant was an employee of FFCA I, a predecessor corporation of the Company. Participant contributions are invested as directed by each participant in investment funds available under the 401(k) Plan. Full retirement benefits are payable to each participant in a single cash payment or an actuarial equivalent form of annuity on the first day of the month following the participant's retirement or after his or her 65th birthday. In general, if employment ceases before the employee reaches age 65, the vested benefits under the 401(k) Plan are paid in full at termination of employment or a later date elected by the participant. The 401(k) Plan provides death benefits to a participant's beneficiary if the participant dies before his or her retirement benefits commence or if a survivor form of annuity is in effect.

         Stock Option Plans. The Company has one stock option plan, the 1995 Stock Option and Incentive Plan, under which options may currently be granted. Directors, executive officers, other key employees and other key persons associated with the Company are eligible to receive options under this plan.

         The Compensation Committee and the Board believe that stock-based compensation programs are a key element in achieving the Company's continued financial and operational success. The Company has established the Plan to enable directors, executive officers, other key employees and other key persons associated with the Company to participate in the ownership of the Company.
Initially, the Company reserved 3,018,804 Shares, which equals 7-1/2% of the Shares outstanding as of March 15, 1995, for grant under the Plan, and this amount may not be increased without the approval of the shareholders. The maximum number of Shares with respect to which awards may be granted to any one individual during any calendar year is 200,000. In addition, Shares may not be acquired pursuant to the Plan if the acquisition violates the ownership limit or causes the Company to fail to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

         The Plan is designed to attract and retain directors, executive officers, key employees and other key persons associated with the Company and to provide incentives to such persons to maximize the Company's cash flow available for distribution. The Plan provides for the award to executive officers (including officers who are also directors) and other key employees of the Company of a broad variety of stock-based compensation alternatives such as non-qualified stock options, incentive stock options (unless the context indicates to the contrary, the term "option" shall refer to both incentive and non-qualified stock options), restricted stock and performance awards.

         The Plan is administered by the Compensation Committee, consisting entirely of Independent Directors. The Committee shall construe and interpret the Plan and, subject to the express provisions of the Plan, is authorized to select from among the eligible employees of the Company the individuals to whom options, restricted stock purchase rights and performance awards are to be granted and to determine the number of Shares to be subject thereto and the terms and conditions thereof. The Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Plan.

Awards under the Plan

         Terms and Conditions of Options; Payment. Incentive stock options granted under the Plan are exercisable for a period of not more than ten (10) years from the date of the grant. Any non-qualified options granted under the Plan are exercisable at such times, in such amounts and during such periods as the Compensation Committee determines at the date of the grant. If the optionee exercises the option, payment may be made either in cash, certified check or other immediately available funds, with previously issued Shares (valued as of the date of the option exercise), a combination of cash, certified check or other immediately available funds and Shares or any other consideration permitted under applicable law. The Compensation Committee may allow a delay in payment up to thirty days from the date the option is exercised; however, the Company will not issue stock certificates until it has received full payment for the Shares.
         Non-qualified Stock Options. The Compensation Committee may grant non-qualified stock options to employee directors, officers, employees and other persons associated with the Company and such options may provide for the right to purchase Shares at a specified price which may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable in installments after the grant date. Non- qualified stock options may be granted to employee directors, officers and employees and other persons associated with the Company for any reasonable term.

         In addition, non-employee directors of the Company will automatically receive certain non-qualified stock options in an amount equal to 20% of the dollar amount of the directors' annual retainer fee. The exercise price of the options will equal the fair market value of the Company's common stock on the date of grant. The amount of options received will be determined through the application of the Black-Scholes option pricing model.

         Incentive Stock Options. Incentive stock options are designed to comply with the provisions of the Code and are subject to restrictions contained in the Code, including a requirement that exercise prices are equal to at least 100% of fair market value of the Shares on the grant date and a ten-year restriction on the option term, but may be subsequently modified to disqualify them from treatment as incentive stock options. To the extent the aggregate fair market value of Shares with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year under the Plan exceeds $100,000, such options shall be treated as non-qualified options to the extent required by the Code.

         Restricted Stock. Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Typically, restricted stock may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

         Performance Awards. The value of performance awards may be limited to the market value, book value or other measure of the Company's common stock or other specific performance criteria deemed appropriate by the Compensation Committee. In making such determinations, the Compensation Committee considers, among other factors it deems relevant, the contributions, responsibilities and other compensation of the key employee, or person associated with the Company, at issue. The manner of exercise, payment of consideration and term of the performance awards are generally the same as those applying to stock options granted under the Plan.

Employment and Change-in-Control Arrangements

         The Company has no employment or change-in-control agreements with any executive officer of the Company.

Option Grants Table

         The following table provides information relating to the grant of stock options to the Company's CEO and the Named Executive Officers during the fiscal year ended December 31, 1995 under the Company's 1995 Stock Option and Incentive Plan.

                                         Option Grants In Last Fiscal Year




                               Individual Grants                                Grant Date Value(1)
                        ----------------------------------------------------    -------------------

                        Number of
                        Securities   Percent of
                        Underlying   Total Options
                        Options      Granted to     Exercise or
                        Granted      Employees in   Base Price    Expiration    Grant Date
Name                    (#)(2)       Fiscal Year    ($/Sh)(3)     Date          Present Value ($)
---------------------------------------------------------------------------------------------------
Morton H. Fleischer          --        --               --             --              --

Robert W. Halliday           --        --               --             --              --

John R. Barravecchia    138,000      11.4%          $19.50        5/10/05         282,900

Christopher H. Volk     138,000      11.4%          $19.50        5/10/05         282,900

Stephen G. Schmitz      138,000      11.4%          $19.50        5/10/05         282,900



(1) These values were calculated as of the grant date using the Black-Scholes option pricing model. The values shown are theoretical and do not necessarily reflect the actual values the recipients may eventually realize. The following assumptions were made for purposes of calculating Grant Date Present Value: expected option term of seven years, expected stock price volatility of 21.36% (calculated weekly over the preceding period since the stock began trading), expected dividend yield of 8% and risk-free rate of return of 6.52% (equal to the yield on a seven-year Treasury bond). Any actual value to the officer will depend on the extent to which the market value of the Company's stock at a future date exceeds the exercise price.

(2) These options vest in three equal installments on the first, second and third anniversaries of the date of grant.
(3) All options were granted at the fair market value of the Shares based upon an average close price for the previous 10 consecutive trading days.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

         The following table provides information related to the exercise of stock options during the year ended December 31, 1995 by the CEO and each of the Named Executive Officers and the 1995 fiscal year-end value of unexercised options. No options were exercised in 1995.

       Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End
                                  Option Values
                                              Number of Securities    Value of Unexercised
                                              Underlying Unexercised  In-the-Money Options
                                              Options at FY-End (#)         at FY-End
                          Shares      Value
Name                     Acquired   Realized      Exercisable/            Exercisable/
                        on Exercise    ($)       Unexercisable           Unexercisable
                            (#)                                            ($)(1)
--------------------------------------------------------------------------------------
Morton H. Fleischer          -        --                  --                        --

Robert W. Halliday           -        --                  --                        --

John R. Barravecchia         0       $ 0           0/138,000               $0/$431,250

Christopher H. Volk          0       $ 0           0/138,000               $0/$431,250

Stephen G. Schmitz           0       $ 0           0/138,000               $0/$431,250

----------------------
(1) Market value of underlying Shares on date of fiscal year-end minus the exercise price. The closing price of the Company's Shares on December 29, 1995 was $22-5/8.


Compliance with Section 16(a) of
the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities ("10% Shareholders") to file with the Securities and Exchange Commission (the "Commission") and the NYSE reports of ownership and changes in ownership of equity securities of the Company and to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge (based solely upon a review of the copies of such Section 16(a) reports furnished to the Company and written representations that no other reports were required), for the Company's fiscal year ended December 31, 1995, the Company's officers, directors and 10% Shareholders have complied with the Section 16(a) filing requirements, except that on one occasion each of Messrs. Foxley, Hannah, Roath, Smith and Sylla was inadvertently late in reporting on Form 4 the acquisition of fewer than 20 shares of common stock through a reinvestment of dividends.

Compensation Committee Interlocks
and Insider Participation

         In fiscal 1995, the members of the Compensation Committee were Casey J. Sylla, Louis P. Neeb and William C. Foxley. No member of the Compensation Committee was previously an officer or an employee of the Company or any of its subsidiaries.

                      REPORT OF THE COMPENSATION COMMITTEE
                      ON FISCAL 1995 EXECUTIVE COMPENSATION

         The Compensation Committee of the Board is responsible for establishing compensation policy and administering the compensation programs of the Company's officers. The Compensation Committee is comprised of three independent outside directors. The Compensation Committee meets at least once a year to review executive compensation policies, design of compensation programs and individual salaries and awards for the executive officers.

         Pursuant to the rules regarding disclosure of Company polices concerning executive compensation, this report is submitted by Messrs. Sylla, Foxley and Neeb in their capacity as members of the Compensation Committee and addresses the Company's compensation policies for 1995 as they affected Mr. Fleischer, the chief executive officer ("CEO"), and the Company's other executive officers, including the named executive officers.

Overview of Executive Compensation Policy

         The Company's compensation philosophy for executive officers is incentive oriented. The incentive portion of the Company's executive compensation program is designed to be closely linked to corporate performance and returns to shareholders. Accordingly, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals.

         The key elements of the Company's executive compensation program consist of salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to the CEO, are discussed below. The process used by the Compensation Committee in determining executive officer compensation levels for all of these components takes into account both qualitative and quantitative factors. Among the factors considered by the Compensation Committee are the recommendations of the CEO with respect to the compensation of the Company's other key executive officers. However, the Compensation Committee makes the final compensation decisions concerning such officers.

         In making compensation decisions, the Compensation Committee considers compensation practices and financial performance of the Peer Group (as defined below). This information provides guidance to the Compensation Committee, but the Compensation Committee does not target total executive compensation or any component thereof to any particular point within, or outside, the range of Peer Group results. However, the Compensation Committee believes that compensation at or near the 50th percentile of the Peer Group for base salaries and at or near the 75th percentile for total cash compensation and long-term incentive awards is generally appropriate for the Compensation Committee to use as a framework for compensation decisions. The specified percentiles are considered on both an absolute basis and a size-adjusted basis (i.e., reflecting compensation levels that are commensurate with the Company's size relative to the sizes of the Peer Group companies). Specific compensation for individual officers will vary from these levels as the result of other factors considered by the Compensation Committee unrelated to compensation practices of the Peer Group.

         The Peer Group is comprised of companies that are among those entities who participate in the compensation survey conducted by the National Association of Real Estate Investment Trusts ("NAREIT"), the Equity REIT Survey, and also included the largest publicly traded REITs ("Peer Group"). The Compensation Committee selects various groupings of these 178 companies as it deems appropriate for different compensation and financial performance comparisons. All 178 of these companies are included in the performance peer group (i.e., the companies covered by the Standard & Poor's ("S&P") 500 Index) used for the shareholder return performance graph set forth below.

         In making compensation decisions, the Compensation Committee also from time to time receives assessments and advice regarding the compensation practices of the Company and others from independent compensation consultants.

         The Compensation  Committee does not believe that Internal Revenue Code
Section 162(m), which denies a deduction for compensation payments in excess of one million dollars to the CEO or a named executive officer, is likely to be applicable to the Company in the near future, but will reconsider the implications of Section 162(m) if and when it appears that the section may become applicable.

Salaries

         Salaries  for   executive   officers  are   determined   by  evaluating
subjectively the responsibilities of the position held and the experience and performance of the individual and comparing base salaries for comparable positions at Peer Group entities. Subject to an executive officer's individual performance, the Compensation Committee sets salaries at or about the median as reflected by such information.

         In evaluating the CEO's salary for 1995, the Compensation Committee considered quantitative factors such as the Company's increased investments resulting in the Company attaining increased market share in both the ownership of real estate and the financing of chain restaurant properties, and increased returns to shareholders. In addition, the Compensation Committee considered qualitative factors such as Mr. Fleischer's development of long- term financing strategies for the Company.

Annual Bonus

         All Company employees, including the Company's executive officers and CEO, are eligible for an annual cash bonus. The purpose of the incentive bonus is to supplement the pay of executive officers (and other key management personnel) so that overall total cash compensation (salary and bonus) is competitive and properly rewards them for their efforts in achieving certain funds from operations ("FFO") targets. FFO generally includes net income, plus certain non-cash items, primarily depreciation and amortization. The Company's objective is for the CEO and executive officers to be paid a mix of total cash compensation of approximately two-thirds salary and one-third annual bonus, if the target performance (as described below) under the plan is achieved.

         During the beginning of each year the Board sets minimum and target FFO levels. A bonus pool is funded to the extent FFO exceeds the minimum level. The minimum level is 95% of target performance and is designed to assure a threshold return to Company shareholders before a bonus pool is funded. The pool is 10 percent of the amount in excess of the minimum level and if the target FFO level is attained, the pool will be sufficient to pay the executive officers, as well as other key management personnel, their target bonuses. Each executive officer, including the CEO, has a target bonus of 50 percent of salary. There is no cap on the size of the pool and thus bonuses in excess of the target bonus may be earned if FFO exceeds the target level.

         For 1995, FFO was 101% of target level, but the Board, at the Compensation Committee's recommendation, elected to limit the size of the bonus pool to that which would be funded at the FFO target level. The Board reserves the right to make whatever changes it deems necessary in the size of the pool and to make such other changes it deems necessary to preserve the purpose and objectives of the incentive bonus arrangement.

         The CEO receives an annual bonus of 50% of annual salary if the FFO target level is met while certain executive officers, including the chief financial officer and the chief operating officer, each receive half of their target bonus (or 25% of annual salary) if the FFO target is met. The remaining portion of each of the executive officers' bonuses is based upon other factors including individual performance and length of time with the Company. Thus, the total annual bonus for an executive officer, other than the CEO, may exceed 50% of annual salary. Bonuses up to 63 percent of January 1 through December 31, 1995 salary were earned by each executive officer, including the CEO, under the plan.

Stock Options

         The long-term incentive component of the CEO's and the executive officers' compensation is stock options. The Company believes that providing executive officers with opportunities to acquire significant equity positions in the Company and thus, the opportunity to share in its growth and prosperity, through the grant of stock options will enable the Company to attract and retain qualified and experienced executive officers. Stock options represent a valuable portion of the compensation program for the Company's executive officers. The exercise price of stock options has thus been tied to the fair market value of the Company's Shares on the date of the grant, and will only have value if the value of the Company's Shares increases. Grants of stock options to executive officers are made by the Compensation Committee upon the recommendation of senior management and are based upon the level of each executive officer's position with the Company, an evaluation of the executive officer's past and expected future performance, the number of outstanding and previously granted options, and discussions with the executive officer.

                                     Compensation Committee:

                                     Casey J. Sylla, Chairman
                                     William C. Foxley
                                     Louis P. Neeb



                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The graph and table below compare the cumulative total shareholder returns (assuming reinvestment of dividends before consideration of income taxes) of the Company's Shares, the S&P 500 Index and the NAREIT Equity Index. The graph assumes $100 invested on June 30, 1994 in the Company's Shares and each of the indices. The stock price performance shown on the graph below are not necessarily indicative of future price performance.



                               [PERFORMANCE GRAPH]


                                                           NAREIT Equity
Date              Company Index         S&P 500 Index          Index
----              -------------         -------------          -----

6/30/94              100.00                100.00              100.00
9/30/94               83.09                104.89               97.96
12/31/94              86.17                104.87               97.97
3/31/95               96.09                115.08               97.81
6/30/95              109.25                126.07              103.56
9/30/95              111.55                136.09              108.44
12/31/95             119.75                144.29              112.93




                                                                  NAREIT
     Measurement Period                            S&P            Equity
    (Fiscal Year Covered)         FFCA          500 Index         Index
    ---------------------         ----          ---------        -------

Measurement Pt 6/30/94          $100.00          $100.00         $100.00
12/31/94                          86.17           104.87           97.97
12/31/95                         119.75           144.29          112.93


         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this Proxy Statement, in whole or in part, the previous report of the Compensation Committee and the Performance Graph and Table shall not be incorporated by reference into any such filings.

                                 PROPOSAL NO. 2

            APPROVAL OF AMENDMENT TO AND RESTATEMENT OF THE COMPANY'S
                      RESTATED CERTIFICATE OF INCORPORATION

         The Board has adopted, subject to shareholder approval, the Second Amended and Restated Certificate of Incorporation of the Company (the "Restated Certificate"). If the proposal to adopt the Restated Certificate is approved by the shareholders at the Meeting, the Restated Certificate will become effective at the time the Company files the Restated Certificate with the office of the Delaware Secretary of State. It is anticipated that such action will occur on or about May 8, 1996.

         The substance and effect of certain provisions of the Restated Certificate are described below and the complete text of the proposed Restated Certificate is set forth in Appendix "A" to this Proxy Statement. The following discussion is qualified in its entirety by reference to the text of the proposed Restated Certificate.

         The Restated Certificate increases the authorized capital stock of the Company by authorizing the issuance of 50,000,000 shares of preferred stock having a par value of $.01 per share ("Preferred Stock"). The Restated Certificate also grants authority to the Board to authorize the issuance of one or more series of Preferred Stock, and with respect to each such series to fix by resolution or resolutions providing for the issuance of such series the number of shares of such series, the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, including without limitation the dividend rights, dividend rate, terms of redemption (including sinking fund provisions), redemption price or prices, conversion rights, transfer and ownership restrictions and liquidation preferences, that are permitted by the General Corporation Law of Delaware in respect of any class or classes of stock or any series of any class of stock of the Company, without further action or vote by the Company's stockholders.

         Notwithstanding the foregoing, any shares of Preferred Stock issued by the Company must comply with the requirements of the NYSE (even if such Preferred Stock is not listed on the NYSE) including the requirement that such shares of Preferred Stock, voting as a class, have the right to elect a minimum of two directors upon default of the equivalent of six quarterly dividends, regardless of whether defaulted dividends occurred in consecutive periods. Such right to elect directors should remain in effect until cumulative dividends have been paid in full or until non-cumulative dividends have been paid regularly for at least a year. In addition, the NYSE recommends that the quorum fixed for holders of Preferred Stock entitled to vote on such election of directors be low enough that the right to elect directors can be exercised as soon as it accrues, but in no event should the quorum exceed the percentage required for a quorum of the Shares required for the election of directors.

         The Restated Certificate also contains provisions relating to ownership limits and transfer restrictions with respect to the Shares as well as the Preferred Stock. Such limitations and restrictions, among other things, are necessary for the Company to maintain its status as a REIT.

         The Company's Certificate of Incorporation authorizes the issuance of 200,000,000 Shares and does not currently authorize the issuance of Preferred Stock. The Board believes that it would be in the Company's best interests to have the flexibility to issue different classes of stock in pursuit of its capital raising transactions, as well as for general corporate purposes. The issuance of Preferred Stock could adversely affect the voting rights of the holders of, or the market price of, the Shares. In addition to the voting rights required by the NYSE, the holders of Preferred Stock also would have the right to vote separately as a class on any proposal involving fundamental changes in the rights of holders of Preferred Stock pursuant to the General Corporation Law of Delaware. The Company has no present plans to issue any shares of Preferred Stock.
        THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                                 PROPOSAL NO. 3

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board, upon the recommendation of the Audit Committee, has selected Arthur Andersen LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 1996. The shareholders of the Company are being asked to ratify this selection at the Meeting. Arthur Andersen LLP has served as the Company's independent auditors since the Company's inception. Representatives of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification by the shareholders at the Meeting in order to ascertain the views of shareholders regarding such selection. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1996. Whether the proposal is approved or defeated, the Board may reconsider its selection.

      THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth information as of February 14, 1996 regarding beneficial ownership of Shares by (i) each director of the Company,
(ii) the CEO and each of the Named Executive Officers, and (iii) all directors and executive officers of the Company as a group.


                                                       Shares of Common
                                                            Stock
                                                         Beneficially   Percent
Name of Beneficial Owner                                  Owned(1)(2)   of Class
------------------------                                  -----------   --------
M. H. Fleischer ....................................      1,208,469(3)    3.0%
Robert. W. Halliday ................................        400,372         *
Willie R. Barnes ...................................          3,459         *
William C. Foxley ..................................          5,316         *
Donald C. Hannah ...................................         10,482         *
Dennis E. Mitchem ..................................            127         *
Louis P. Neeb ......................................         13,243         *
Kenneth B. Roath ...................................          5,316         *
Wendell J. Smith ...................................          5,004         *
Casey J. Sylla .....................................          5,909         *
John R. Barravecchia ...............................         25,000         *
Christopher H. Volk ................................         26,700         *
Stephen G. Schmitz .................................          2,000         *
Directors and executive officers as a group ........      1,736,474       4.3%
                                                          =========       ===
   (16 persons)

*Less than one percent

(1) Share amount and percentage figures are rounded to the nearest whole number. All Shares not outstanding but which may be acquired by such stockholder within 60 days by the exercise of any stock option or any other right, are deemed to be outstanding for the purposes of calculating beneficial ownership and computing the percentage of the class beneficially owned by such stockholder, but not by any other stockholder. The Shares beneficially owned by Messrs. Barnes, Foxley, Hannah, Neeb, Roath, Smith and Sylla include 2,927 Shares representing stock options currently exercisable by each individual.
(2) Does not include Shares awarded to employees as the matching portion of the Company's 401(k) plan.
(3) Includes an aggregate of 10,000 Shares held by Donna H. Fleischer, the wife of Mr. Fleischer.

         To the best of the Company's knowledge, no shareholder beneficially owned more than 5% of the Company's common stock as of February 14, 1996.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Law Firm. Musik, Peeler & Garret, the law firm in which Willie R. Barnes, a director of the Company is a partner, has previously provided legal services to FFCA I and the Company. The legal fees paid to Musik, Peeler & Garret by the Company are comparable to fees charged by similar law firms for the same type of services rendered.

         Administrative Services Agreement. The Company has entered into an administrative services agreement (the "Administrative Agreement") with the following entities: FFCA Management Company Limited Partnership; FFCA Participating Management Company Limited Partnership; Perimeter Center Management Company; Franchise Finance Corporation of America II; and Franchise Finance Corporation of America III (collectively the "Companies"). The Companies are affiliates of the Company primarily due to Mr. Fleischer's individual ownership interest or interest as an individual general partner of such entities. Mr. Fleischer and other executive officers and directors of the Company also serve as executive officers and directors in certain of the Companies.
         The Administrative Agreement appoints the Company as administrator of the Companies. As administrator, the Company supervises all aspects of the operations of the Companies. The Company charges for all personnel expenses directly attributable to the individual company and allocates overhead to the Companies pursuant to a predetermined formula, as determined in the Company's reasonable discretion. The Company also adds a profit percentage not to exceed 20% of the sum of the total expenses charged to each individual entity. In the 1995 fiscal year, the above Companies paid approximately $760,000 to the Company pursuant to the Administrative Agreement.

                             SOLICITATION OF PROXIES

         This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the
Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Annual Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of such supplementary solicitations, if any, will not be material. In addition, the Company has retained D.F. King & Co., Inc. ("D.F. King") to solicit proxies from shareholders by mail, in person and by telephone. The Company will pay D.F. King a fee of $8,000 for its services, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with the proxy solicitation.

                                  ANNUAL REPORT

         The Annual Report of the Company for the 1995 fiscal year has been mailed to shareholders along with this Proxy Statement. The Company will, upon written request and without charge, provide to any person solicited hereunder a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission. Requests should be addressed to John R. Barravecchia, the Chief Financial Officer of the Company, 17207 North Perimeter Drive, Scottsdale, Arizona 85255.

                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

         Any shareholder who intends to submit a proposal at the 1997 Annual Meeting of Shareholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to the Company for consideration no later than November 29, 1996. Such proposals should be sent to Christopher H. Volk, Executive Vice President and Secretary of the Company, at 17207 North Perimeter Drive, Scottsdale, Arizona 85255.

                                  OTHER MATTERS

         The Board is not aware of any matters to come before the Meeting, other than those specified in the Notice of Annual Meeting. However, if any other matter requiring a vote of the shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.


         IT IS  IMPORTANT  THAT  PROXIES  BE  RETURNED  PROMPTLY.  SHAREHOLDERS,
WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY CARD PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.


                         By Order of the Board of Directors


                         /s/ Christopher H. Volk
                         -------------------------
                         Christopher H. Volk, Secretary
Scottsdale, Arizona
March 29, 1996

                                   APPENDIX A

            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                    FRANCHISE FINANCE CORPORATION OF AMERICA


         Franchise Finance Corporation of America, a Delaware corporation (the "Corporation"), does hereby certify that (i) the name of the Corporation is Franchise Finance Corporation of America, (ii) the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on June 22, 1993, and (iii) pursuant to and in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, the text of the Certificate of Incorporation of the Corporation is hereby restated, integrated and further amended to read in its entirety as follows:

                                    ARTICLE I

    The name of the Corporation is Franchise Finance Corporation of America.

                                   ARTICLE II

         The address of the Corporation's registered office in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, in the County of New Castle, City of Wilmington, Delaware 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

         A. The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 250,000,000 shares, consisting of 200,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock") and 50,000,000 shares of preferred stock having a par value of $.01 per share (the "Preferred Stock"). Authority is hereby expressly granted to the Board of Directors of the Corporation to authorize the issuance of one or more series of Preferred Stock, and with respect to each such series to fix by resolution or resolutions providing for the issuance of such series the number of shares of such series, the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, including without limitation the dividend rights, dividend rate, terms of redemption (including sinking fund provisions), redemption price or prices, conversion rights, transfer and ownership restrictions and liquidation preferences, that are permitted by the General Corporation Law of Delaware in respect of any class or classes of stock or any series of any class of stock of the Corporation, without further action or vote by the Corporation's stockholders.

         B.       Rights and Restrictions of Common Stock and Preferred Stock.

                  1.       Restrictions on Transfer to Preserve Tax Benefit.

                           (a) Definitions. For the purposes of this Article IV,
                   the following terms shall have the following meanings:

                           "Beneficial Ownership" shall mean ownership of Common
                  Stock or Preferred Stock by a Person who would be treated as an owner of such shares of Common Stock or Preferred Stock either directly or constructively through the application of
                  Section 544 of the Code,  as modified by

                  Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

                           "Code" shall mean the Internal  Revenue Code of 1986,
                  as amended from time to time.

                           "Common  Stock"  shall mean the $.01 par value common
                  stock issued by the Corporation.

                           "Constructive  Ownership"  shall  mean  ownership  of
                  Common Stock or Preferred Stock by a Person who would be treated as an owner of such shares of Common Stock or Preferred Stock either directly or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

                           "Initial  Public  Offering"  means  the  issuance  of
                  shares of Common Stock pursuant to the Corporation's first effective registration statement for such Common Stock filed under the Securities Act of 1933, as amended.

                           "Market  Price"  shall mean,  (i) with respect to the
                  Common Stock, the last reported sales price reported on the New York Stock Exchange on the trading day immediately preceding the relevant date, or if the Common Stock is not then traded on the New York Stock Exchange, the last reported sales price of the Common Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Stock may be traded, or if the Common Stock is not then traded over any exchange or quotation system, then the market price of the Common Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation; and (ii) with respect to the Preferred Stock, the market price of the Preferred Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

                           "Ownership Limit" shall initially mean 9.8% (in value
                  or in number of shares, whichever is more restrictive) of the outstanding Common Stock and/or Preferred Stock, applied separately to the Common Stock and Preferred Stock, provided that the Ownership Limit shall apply to each series of Preferred Stock as set forth in the resolutions providing for the issuance of such series of Preferred Stock of the
                  Corporation,   and  after  any  adjustment  as  set  forth  in
                  subparagraph B(1)(j) of this Article IV, shall mean such greater percentage of the outstanding Common Stock or Preferred Stock as so adjusted, provided that the Board of Directors may, in its discretion, adjust the Ownership Limit of any Person provided that after such adjustment, the Ownership Limit of all other persons shall be adjusted such that in no event may any five Persons Beneficially Own more than 49% of the Common Stock and/or the Preferred Stock.

                           "Person"  shall  mean  an  individual,   corporation,
                  partnership,  estate, trust (including a trust qualified under
                  Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter which participates in a public offering of the Common Stock or Preferred Stock for a period of 25 days following the purchase by such underwriter of the Common Stock or the Preferred Stock, as the case may be.

                           "Preferred  Stock"  shall  mean the  $.01  par  value
                  preferred stock issued by the Corporation in such series and with such voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, or restrictions thereof, as shall be stated in the resolutions providing for the issue of such stock adopted by the board of directors.

                           "Redemption  Price" shall mean the price at which the
                  Corporation shall be entitled to redeem shares of Common Stock or Preferred Stock which shall equal the lesser of (i) the price per share to be paid in the transaction which if effective would cause the Ownership Limit of the transferee to be violated or in the case of a gift, the Market Price of the shares of Common Stock or Preferred Stock, as the case may be, as of the date of the gift; or (ii) the Market Price of the shares of Common Stock or Preferred Stock on the date the Corporation calls such shares for redemption.

                           "REIT"  shall  mean a Real  Estate  Investment  Trust
                  under Section 856 of the Code.

                           "Restriction  Termination  Date" shall mean the first
                  day after the date of the Initial Public Offering on which the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, and only after the stockholders of the Corporation have approved the discontinuation of the Corporation to qualify as a REIT by a majority vote of outstanding Common Stock and of each outstanding series of Preferred Stock with the power to vote thereon.

                           "Transfer"  shall  mean  any  sale,  transfer,  gift,
                  assignment, devise or other disposition of Common Stock or Preferred Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of such Common Stock or Preferred Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Common Stock or Preferred Stock), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise.

                          (b)   Restriction   on   Transfers.   Subject  to  the
                  provisions of subparagraph B(1)(i) of this Article IV:

                                      (i) from the  date of the  Initial  Public
                           Offering and prior to the Restriction Termination Date, no Person shall Beneficially Own shares of Common Stock or Preferred Stock in excess of the Ownership Limit, and no Person shall Constructively Own shares of Common Stock or Preferred Stock in excess of 9.8% of the outstanding Common Stock and/or the Preferred Stock;

                                     (ii)  from the date of the  Initial  Public
                           Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning Common Stock or
                           Preferred Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such shares of Common Stock or Preferred Stock, as the case may be, which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock;

                                    (iii)  from the date of the  Initial  Public
                           Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Constructively Owning Common Stock or Preferred Stock in excess of 9.8% of the outstanding Common Stock or Preferred Stock shall be void ab initio as to the Transfer of such shares of Common Stock or Preferred Stock which would be otherwise Constructively Owned by such Person in excess of such amount; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock; and

                                     (iv)  from the date of the  Initial  Public
                           Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Common Stock or Preferred Stock being Beneficially Owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such shares of Common Stock or Preferred Stock which would be otherwise beneficially owned by the transferee; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock.

                           (c) Remedies For Breach. If the Board of Directors or
                  its designees shall at any time determine in good faith that a Transfer has taken place in violation of subparagraph B(1)(b) of this Article IV or that a Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of Common Stock or Preferred Stock of the Corporation in violation of subparagraph B(1)(b) of this Article IV, the Board of Directors or its designees shall take such action as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation, instituting proceedings to enjoin such Transfer or redeeming the shares of Common Stock or Preferred Stock purported to be transferred for an amount equal to their Redemption Price.

                           (d) Notice of Restricted Transfer. Any Person who acquires or attempts to acquire Common Stock or Preferred Stock in violation of subparagraph B(1)(b) of this Article IV, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation's status as a REIT.

                          (e) Owners Required To Provide  Information.  From the
                  date  of  the  Initial  Public   Offering  and  prior  to  the
                  Restriction Termination Date,

                                      (i) every Beneficial Owner of more than 5%
                           (or such other percentage, between 1/2 of 1% and 5%, as provided in the Code) of the outstanding Common Stock or the outstanding Preferred Stock of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares of Common Stock or Preferred Stock Beneficially Owned, and description of how such shares are held. Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT.

                                     (ii) each Person who is a Beneficial  Owner
                           or Constructive Owner of Common Stock or Preferred Stock and each Person (including the shareholder of record) who is holding Common Stock or Preferred Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT.

                           (f) Remedies Not Limited.  Subject to the  provisions
                  of paragraph (l) of this Subsection B(1), nothing contained in this Article IV shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT.

                           (g) Ambiguity. In the case of an ambiguity in the application of any of the provisions of subparagraph B(1) of this Article IV, including any definition contained in subparagraph B(1)(a), the Board of Directors shall have the power to determine the application of the provisions of this subparagraph B(1) with respect to any situation based on the facts known to it.

                          (h) Modification of Ownership Limit. Subject to the limitations provided in subparagraph B(1)(i), the Board of Directors may from time to time adjust the Ownership Limit with regard to any Person.

                           (i)      Limitations on Modifications.

                                      (i) If the  Ownership  Limit of any Person
                           shall be increased, the Ownership Limit of all other Persons shall be adjusted such that no five Persons Beneficially Own in excess of 49% of the Common Stock and/or the Preferred Stock.

                                     (ii)  Prior  to  the  modification  of  any
                           Ownership Limit pursuant to subparagraph B(1)(h) or B(1)(j) of this Article IV, the Board of Directors of the Corporation may require such opinions of counsel, affidavits, undertaking or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT.

                           (j)      Exceptions.

                                      (i) The Board of Directors,  with a ruling
                           from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the Ownership Limits if such Person is not an individual for purposes of Section 542(a)(2) of the Code as modified by Section 856(h) of the Code, and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership of such Common Stock or Preferred Stock will violate the Ownership Limit and agrees that any violation or attempted violation will result in the redemption of such Common Stock or Preferred Stock, as the case may be, in accordance with this Article IV.

                                     (ii) The Board of Directors,  with a ruling
                           from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the limitation on a Person Constructively Owning shares of Common Stock or Preferred Stock in excess of 9.8% of the outstanding Common Stock or Preferred Stock, as the case may be, if such Person does not and represents that it will not own, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than a 9.8% interest (as set forth in Section 856(d)(2)(B)), in a tenant of the Corporation and the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and agrees that any violation or attempted violation will result in the exemption of such shares of Common Stock or Preferred Stock in excess of 9.8% of the outstanding Common Stock or Preferred Stock, as the case may be, in accordance with this Article IV.

                           (k) Termination of REIT Status. The Corporation shall
                  maintain its status as a REIT until such time as the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, and after the stockholders of the Corporation have approved the discontinuation of the Corporation to qualify as a REIT by a majority vote of outstanding Common Stock and a majority vote of all outstanding series of Preferred Stock with the power to vote thereon.

                          (l) New York Stock Exchange  Transactions.  Nothing in
                  this subsection B(1) shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

                  2.       (a)  Legend.  Each certificate for Common Stock shall
                            bear the following  legend:

                           "THE  SHARES  OF  COMMON  STOCK  REPRESENTED  BY THIS
                  CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR THE PURPOSE OF THE CORPORATION'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. NO PERSON MAY BENEFICIALLY OWN SHARES OF
                  (i) COMMON  STOCK IN EXCESS OF 9.8% (OR SUCH OTHER  PERCENTAGE
                  AS

                  MAY  BE   DETERMINED   BY  THE  BOARD  OF   DIRECTORS  OF  THE
                  CORPORATION) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION, OR (ii) PREFERRED STOCK IN EXCESS OF 9.8% (OR SUCH OTHER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE CORPORATION) OF THE OUTSTANDING PREFERRED STOCK OF THE CORPORATION AND NO PERSON MAY CONSTRUCTIVELY OWN SHARES OF COMMON STOCK AND/OR PREFERRED STOCK IN EXCESS OF THE ABOVE LIMITATIONS. ANY PERSON WHO ATTEMPTS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK AND/OR PREFERRED STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. ANY TRANSFER WHICH IF EFFECTIVE WOULD CAUSE ANY PERSON TO BENEFICIALLY OWN MORE THAN 9.8% OF THE OUTSTANDING COMMON STOCK AND/OR PREFERRED STOCK OF THE CORPORATION (OR SUCH OTHER LIMITS AS THE BOARD OF DIRECTORS OF THE CORPORATION SHALL DETERMINE) SHALL BE VOID AB INITIO. AMONG OTHER THINGS, IF THE BOARD OF DIRECTORS DETERMINES THAT A PURPORTED TRANSFER, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING RESTRICTIONS, THE PURPORTED TRANSFEREE OF SUCH SHARES SHALL BE DEEMED TO HAVE GRANTED AN OPTION TO THE CORPORATION TO ACQUIRE SUCH SHARES AT A PRICE EQUAL TO THE LESSER OF: (i) THE PRICE TO BE PAID IN THE TRANSACTION WHICH, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING LIMITATIONS; OR (ii) THE FAIR MARKET VALUE OF SUCH SHARES AS OF THE DATE OF EXERCISE OF SUCH OPTION. ALL TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CORPORATION'S CERTIFICATE OF INCORPORATION, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY MAY BE AUTOMATICALLY REDEEMED."

                  (b)  Each   certificate   for   Preferred   Stock  shall  bear
                  substantially the following legend:

                  "THE CORPORATION SHALL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION.

                  THE SHARES OF PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE CORPORATION'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. EXCEPT AS OTHERWISE PROVIDED BY THE CORPORATION'S CERTIFICATE OF INCORPORATION, NO PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF (i) COMMON STOCK IN EXCESS OF 9.8% (IN VALUE OR IN NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION OR (ii) PREFERRED STOCK IN EXCESS OF 9.8% (IN VALUE OR IN NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING PREFERRED STOCK OF THE CORPORATION, WITH CERTAIN FURTHER RESTRICTIONS AND EXCEPTIONS SET FORTH IN OR PURSUANT TO THE CORPORATION'S CERTIFICATE OF INCORPORATION. ANY PERSON WHO ATTEMPTS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN COMMON STOCK AND/OR

                  PREFERRED STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST NOTIFY THE CORPORATION IN WRITING AT LEAST 15 DAYS PRIOR TO SUCH PROPOSED OR ATTEMPTED TRANSFER OR OWNERSHIP. TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE AND TRANSFERS IN VIOLATION OF CERTAIN OTHER PROVISIONS OF THE CERTIFICATE OF INCORPORATION SHALL BE VOID AB INITIO. AMONG OTHER THINGS, IF THE BOARD OF DIRECTORS DETERMINES THAT A PURPORTED TRANSFER, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING RESTRICTIONS, THE PURPORTED TRANSFEREE OF SUCH SHARES SHALL BE DEEMED TO HAVE GRANTED AN OPTION TO THE CORPORATION TO ACQUIRE SUCH SHARES AT A PRICE EQUAL TO THE LESSER OF: (i) THE PRICE TO BE PAID IN THE TRANSACTION WHICH, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING LIMITATIONS; OR (ii) THE FAIR MARKET VALUE OF SUCH SHARES AS OF THE DATE OF EXERCISE OF SUCH OPTION. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CORPORATION'S CERTIFICATE OF INCORPORATION."

                  3. Severability. If any provision of this Article IV or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

                                    ARTICLE V

         The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The Board of Directors of the Corporation shall consist of one or more members as determined by the Bylaws of the Corporation.

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation.

                                   ARTICLE VI

         No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended.

         Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.
                                   ARTICLE VII

         No amendment may be made to this Restated Certificate of Incorporation unless approved by the vote of the holders of a majority of the voting securities of the Corporation; except that no amendment which would change any rights with respect to any outstanding class of securities of the Corporation, by reducing the amount payable thereon upon liquidation of the Corporation, or by diminishing or eliminating any voting rights pertaining thereto, may be made unless approved by the vote of the holders of 66-2/3% of the outstanding securities of such class.

         IN WITNESS WHEREOF, the undersigned has executed and acknowledged this Second Amended and Restated Certificate of Incorporation as of this 8th day of May, 1996.
                                     FRANCHISE FINANCE CORPORATION OF AMERICA

                                     By
                                         -------------------------------------
                                              Morton H. Fleischer, President
ATTEST:

------------------------------
Christopher H. Volk, Secretary

                                                                PRELIMINARY COPY
                          PROXY/VOTING INSTRUCTION CARD

                    FRANCHISE FINANCE CORPORATION OF AMERICA
      c/o Gemisys Transfer Agents, P.O. Box 3287, Englewood, CO 80155-9758

                        ANNUAL MEETING DATE: May 8, 1996
      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS


         The undersigned shareholder of Franchise Finance Corporation of America (the "Company"), a Delaware corporation, hereby constitutes and appoints Christopher H. Volk and John R. Barravecchia, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company's $.01 par value common stock held of record by the undersigned on March 15, 1996, and as fully as the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders to be held at The Scottsdale Princess Resort, 7575 E. Princess Drive, Scottsdale, Arizona on May 8, 1996 at 10:00 a.m. local time, and at any postponements or adjournments thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned. If properly executed and no direction is made, this proxy will be voted IN FAVOR of the election of all listed nominees to the Board of Directors and FOR each of the other items set forth on the Proxy.

Please mark boxes [x] in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

 1.   Election of Directors:


[ ]   FOR ALL NOMINEES LISTED BELOW
      (except as marked to the contrary below)

[ ]   WITHHOLD AUTHORITY
      to vote all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below)


--------------------------------------------------------------------------------

         Morton H. Fleischer, Robert W. Halliday, Willie R. Barnes, William C. Foxley, Donald C. Hannah, Dennis E. Mitchem, Louis P. Neeb, Kenneth B. Roath, Wendell J. Smith and Casey J. Sylla


2. Proposal to amend and restate the Company's Restated Certificate of Incorporation to, among other things, authorize the issuance of 50,000,000 shares of preferred stock.

         [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

3. Proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1996.

         [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

4. In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated March 29, 1996 and the Proxy Statement furnished therewith.

         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

                                     Dated                                , 1996
                                           -------------------------------

                                     -------------------------------------------
                                     Authorized Signature

                                     -------------------------------------------
                                     Title

                                     -------------------------------------------
                                     Authorized Signature

                                     -------------------------------------------
                                     Title

         To save the Company additional vote solicitation expenses, please sign, date and return this Proxy promptly, using the enclosed envelope.

NON-VOTING INSTRUCTIONS

[ ] ANNUAL MEETING. Please check here to indicate that you plan to attend the Annual Meeting of Shareholders on May 8, 1996.